NOTE 6. OTHER FINANCING RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2014
Note 6. Other Financing Receivables Tables
Components of Financing Receivables
	December 31,	December 31,
	2014	2013

Minimum financing payments receivable	$50,175	$—
Less: Allowance for doubtful accounts	(374)	—
Net minimum financing payments receivable	49,801	—
Less: unearned interest income	(1,295)	—

Other financing receivables	$48,506	$—